                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-44575, 333-80223, 333-80225, 333-21593
333-11651, 333-42536, 333-42588 and 333-42540.

ARTHUR ANDERSEN LLP

/s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
September 27, 2000